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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 28, 2003


                       Mediware Information Systems, Inc.
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             (Exact name of registrant as specified in its charter)


          New York                       1-10768                11-2209324
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


11711 West 79th Street, Lenexa, Kansas                                66214
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code    (913) 307-1000
                                                  ------------------------

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

         99.1 Press Release, dated August 28, 2003, issued by Mediware Information Systems, Inc.

Item 9.  Regulation FD Disclosure (pursuant to Item 12)

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         On August 28, 2003, Mediware Information Systems, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              MEDIWARE INFORMATION SYSTEMS, INC.


Date:    August 28, 2003                      By:  /s/ George Barry
                                                  ------------------
                                                   George Barry
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX


         The following is a list of Exhibits furnished with this report.


Exhibit No.       Description
-----------       -----------
99.1              Press Release, dated August 28, 2003, issued by Mediware
                  Information Systems, Inc.